Principal Exchange-Traded Funds
Supplement dated April 30, 2019
to the Prospectus dated November 1, 2018
(as supplemented on February 13, 2019 and March 19, 2019)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

FUND SUMMARY FOR PRINCIPAL INTERNATIONAL MULTI-FACTOR INDEX ETF
On April 25, 2019, the Principal Exchange-Traded Funds Board approved the Plan of Liquidation and Termination (the “Plan”) for the Fund. After the close of business on or about May 22, 2019, the Fund will no longer accept creation orders, and the final day of trading on the Exchange will be on or about May 31, 2019. Pursuant to the Plan, the Fund will liquidate on or about June 5, 2019. During the period between the date that the Fund ceases trading and the liquidation date, it is not anticipated that there will be a market for the purchase or sale of the Fund’s shares. On the liquidation date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. In light of the anticipated liquidation, the Fund may deviate from its stated investment objective and strategies.
On or about June 5, 2019, delete all references to the Principal International Multi-Factor Index ETF from the prospectus.

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